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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2003
                                                          ---------------

                               Acuity Brands, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                               -------------------
                 (State or other jurisdiction of incorporation)


                                    001-16583
                               -------------------
                            (Commission File Number)


                                   58-2632672
                               -------------------
                      (IRS Employer Identification Number)


             1170 Peachtree St., N.E., Suite 2400, Atlanta, GA 30309
             -------------------------------------------------------
                    (Address of principal executive offices)


                                 (404) 853-1400
                               -------------------
               Registrant's telephone number, including area code


                                       N/A
                        --------------------------- ----
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

         On August 29, 2003, Acuity Brands, Inc. (the "Registrant") issued a press release announcing the settlement of a previously disclosed litigation matter involving Genlyte Thomas Group LLC relating to alleged patent infringement by the Registrant. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5 as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:

        EXHIBIT NO.                                  DESCRIPTION
        -----------                                  -----------
          99.1             Press release, issued by the Registrant on
                           August 29, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  August 29, 2003



                                  ACUITY BRANDS, INC.



                                  By: /s/ Kenyon W. Murphy
                                     ------------------------------------------
                                      Kenyon W. Murphy
                                      Senior Vice President and General Counsel


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